SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2014

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

410 TERRY AVENUE NORTH, SEATTLE, WASHINGTON 98109-5210

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On December 5, 2014, Amazon.com, Inc. (the “Company”) closed the sale of $1,000,000,000 aggregate principal amount of its 2.600% notes due 2019 (the “2019 Notes”), $1,000,000,000 aggregate principal amount of its 3.300% notes due 2021 (the “2021 Notes”), $1,250,000,000 aggregate principal amount of its 3.800% notes due 2024 (the “2024 Notes”), $1,250,000,000 aggregate principal amount of its 4.800% notes due 2034 (the “2034 Notes”) and $1,500,000,000 aggregate principal amount of its 4.950% notes due 2044 (the “2044 Notes” and, together with the 2019 Notes, 2021 Notes, 2024 Notes and 2034 Notes, the “Notes”) pursuant to an underwriting agreement dated December 2, 2014 (the “Underwriting Agreement”) among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II therein. The sale of the Notes was registered under the Company’s registration statement on Form S-3 filed on November 26, 2012 (File No. 333-185137).

The aggregate public offering price of the Notes was $5.953 billion and the estimated net proceeds from the offering were approximately $5.920 billion, after deducting underwriting discounts from the public offering price. The Notes were issued pursuant to an indenture dated as of November 29, 2012 (the “Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), together with the officers’ certificate dated as of December 5, 2014 issued pursuant thereto establishing the terms of each series of the Notes (the “Officers’ Certificate”).

The foregoing descriptions of the Underwriting Agreement and the Officers’ Certificate are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 2.600% Note due 2019, form of 3.300% Note due 2021, form of 3.800% Note due 2024, form of 4.800% Note due 2034 and form of 4.950% Note due 2044, which are filed hereto as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6, respectively, and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 2, 2014, among Amazon.com, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II therein.

4.1	Officers’ Certificate of Amazon.com, Inc., dated as of December 5, 2014.

4.2	Form of 2.600% Note due 2019 (included in Exhibit 4.1).

4.3	Form of 3.300% Note due 2021 (included in Exhibit 4.1).

4.4	Form of 3.800% Note due 2024 (included in Exhibit 4.1).

4.5	Form of 4.800% Note due 2034 (included in Exhibit 4.1).

4.6	Form of 4.950% Note due 2044 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

/s/ Kurt H. Zumwalt
Dated: December 5, 2014	Kurt H. Zumwalt
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 2, 2014, among Amazon.com, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II therein.

4.1	Officers’ Certificate of Amazon.com, Inc., dated as of December 5, 2014.

4.2	Form of 2.600% Note due 2019 (included in Exhibit 4.1).

4.3	Form of 3.300% Note due 2021 (included in Exhibit 4.1).

4.4	Form of 3.800% Note due 2024 (included in Exhibit 4.1).

4.5	Form of 4.800% Note due 2034 (included in Exhibit 4.1).

4.6	Form of 4.950% Note due 2044 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).